UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 23, 2023

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-991-5618
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 28, 2023, FitLife Brands, Inc. (the “Company”), completed its previously disclosed acquisition of all the issued and outstanding shares of Mimi’s Rock Corp. (“MRC”), pursuant to the terms and conditions of the Arrangement Agreement dated December 4, 2022, by and between FitLife Brands, Inc., 1000374984 Ontario Inc., and MRC.

This Amendment No. 1 (this “Amendment”) is being filed by the Company for the purpose of amending the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”) on March 1, 2023 (the “Original Report”) to provide pro forma financial information required by Item 9.01(b) of Form 8-K, which was not previously filed with the Original Report, but are permitted to be filed by amendment no later than 71 calendar days after the date the Original Report was required to be filed with the Commission, as permitted by the rules of the SEC. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of MNP LLP filed herewith as Exhibit 23.1, there are no changes to the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(i)
Audited financial statements of Mimi’s Rock Corp., including the independent auditor's report as of and for the years ended December 31, 2021 and 2020, filed as Exhibit 99.1 hereto and incorporated by reference herein; and

(ii)	Unaudited financial statements of Mimi’s Rock Corp. for the period ended September 30, 2022, filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

(i)
Unaudited pro forma condensed combined financial statements and notes for the Company and Mimi’s Rock Corp. as of September 30, 2022, and for the period ended September 30, 2022 and fiscal year ended December 31, 2021, filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits.

23.1	Consent of MNP LLP.
99.1	Audited financial statements of Mimi’s Rock Corp., including the independent auditor's report as of and for the years ended December 31, 2021 and 2020.
99.2	Unaudited financial statements of Mimi’s Rock Corp. for the period ended September 30, 2022.
99.3
Unaudited pro forma condensed combined financial statements for FitLife Brands, Inc. and Mimi’s Rock Corp. as of September 30, 2022, and for the period ended September 30, 2022 and fiscal year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

May 5, 2023	/s/ Dayton Judd Dayton Judd Chief Executive Officer